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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2004, providing for the issuance of
              Mortgage Pass-Through Certificates, Series 2004-HYB2)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                  333-107958            01-0791848
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

390 Greenwich Street
New York, New York                                                 10013
---------------------------------------                         ----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------


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                                      -2-




Item 2.  ACQUISITION OR DISPOSITION OF ASSETS


Description of the Certificates and the Mortgage Pools

         On March 30, 2004, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-HYB2, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the "Depositor"), Wells Fargo Bank, N.A. as master servicer and trust administrator ("Wells Fargo") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class I-A Certificates," the "Class II-A Certificates," the "Class III-A Certificates," the "Class IV-A Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $373,988,160 as of March 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 29, 2004 (the "Mortgage Loan Purchase Agreement"), between the Depositor and Citigroup Global Markets Realty Corp. The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated March 29, 2004, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated March 29, 2004, between the Depositor and the Representative.

         The Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:


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                          Initial Certificate
      Class              Principal Balance (1)              Pass-Through Rate
      -----              ---------------------              -----------------
        I-A                  $ 89,418,000                      Variable(2)
       II-A                  $116,514,000                      Variable(2)
       III-A                 $138,409,000                      Variable(2)
       IV-A                  $ 15,622,000                      Variable(2)
        B-1                   $ 5,610,000                      Variable(2)
        B-2                   $ 3,366,000                      Variable(2)


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                                      -3-




        B-3                   $ 2,057,000                      Variable(2)
        B-4                 $ 1,309,000(3)                     Variable(3)
        B-5                  $ 935,000(3)                      Variable(3)
        B-6                  $ 748,059(3)                      Variable(3)
         R                       $ 100                         Variable(2)
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         (1) Approximate.
         (2) Calculated as described in the prospectus supplement.
         (3) Calculated as described in the private placement memorandum.

         The Certificates, other than the B-4, B-5 and B-6 Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated February 9, 2004, and the Prospectus Supplement, dated March 29, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4, B-5, B-6 and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.         FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Not applicable

         (b)    Not applicable

         (c)    Exhibits


         Exhibit No.          Description
         -----------          -----------

         4.1 Pooling and Servicing Agreement, dated as of March 1, 2004, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, Wells Fargo Bank, N.A. as Master Servicer and trust administrator and U.S. Bank National Association as Trustee, relating to the Series 2004-HYB2 Certificates.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   April 21, 2004

                                            CITIGROUP MORTGAGE LOAN TRUST INC.


                                            By:  /s/ Matthew R. Bollo
                                               -------------------------------
                                            Name:    Matthew R. Bollo
                                            Title:   Assistant Vice President









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                                Index to Exhibits
                                -----------------



                                                                  Sequentially
                                                                    Numbered
Exhibit No.                      Description                          Page
-----------                      -----------                      -------------

    4.1           Pooling and Servicing Agreement, dated as of          7
                  March 1, 2004, by and among Citigroup Mortgage
                  Loan Trust Inc. as Depositor, Wells Fargo Bank,
                  N.A. as Master Servicer and Trust Administrator and U.S. Bank National Association as Trustee, relating to the Series 2004-HYB2 Certificates.



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                                   Exhibit 4.1